Exhibit 99.2
UNAUDITED PRO FORMA FINANCIAL INFORMATION
     On March 4, 2008, Cypress Bioscience, Inc. (“Cypress”) completed the acquisition of Proprius, Inc. (“Proprius”) for approximately $37.5 million in cash, funded with existing cash resources, as well as up to an additional $37.5 million in potential milestone-related payments associated with the development of Proprius’ therapeutics candidates. Cypress acquired all of the outstanding stock and equity securities of Proprius, a privately-held specialty pharmaceutical company. The Proprius acquisition is accounted for using the purchase method of accounting whereby the total purchase price, including transaction costs, is allocated to the assets acquired and liabilities assumed based on estimated fair values. The excess of the purchase price over the net of the amounts assigned to tangible and identifiable intangible assets acquired and liabilities assumed is recognized as goodwill. Cypress acquired Proprius to expand its strategy to include providing personalized medicine laboratory services to rheumatologists, as well as to expand its product pipeline with the addition of two early clinical-stage therapeutic candidates, which include a product to treat pain and a product to treat rheumatoid arthritis. The following unaudited pro forma combined condensed financial statements reflect the acquisition using the purchase method of accounting. The pro forma adjustments are based upon available information and assumptions that Cypress believes are reasonable. The pro forma adjustments are preliminary and have been prepared to illustrate the estimated effect of the acquisition. Consequently, the amounts reflected in the unaudited pro forma combined condensed financial statements are subject to change, and the final amounts may differ substantially.
     The unaudited pro forma combined condensed balance sheet as of December 31, 2007 gives effect to the Proprius acquisition as if it was completed on that date, and was derived from the historical audited balance sheet of Proprius as of December 31, 2007, combined with Cypress’ historical audited balance sheet as of December 31, 2007.
     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 illustrates the effect of the acquisition of Proprius as if it had occurred on January 1, 2007, and was derived from the historical audited statement of operations for Proprius for the year ended December 31, 2007, combined with Cypress’ historical audited statement of operations for the year ended December 31, 2007.
     The unaudited pro forma combined condensed statement of operations for the three months ended March 31, 2008 illustrates the effect of the acquisition of Proprius as if it had occurred on January 1, 2008 and combines the historical unaudited statement of operations of Cypress for the three months ended March 31, 2008 and the historical unaudited statement of operations of Proprius through the date of acquisition.
     The pro forma combined condensed financial statements should be read in conjunction with the historical audited financial statements and notes thereto of Cypress contained in its 2007 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 17, 2008, the historical unaudited financial statements and notes thereto of Cypress contained in its March 31, 2008 Quartely Report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2008 and the historical audited financial statements and notes thereto of Proprius which are included as Exhibit 99.1 to this Current Report on Form 8-K/A.
     The unaudited pro forma combined condensed financial statements do not include any pro forma adjustments relating to costs of integration that the combined company may incur as such adjustments would be forward-looking.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had occurred as of the date or during the period presented nor is it necessarily indicative of future operating results or financial position.

CYPRESS BIOSCIENCE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
DECEMBER 31, 2007

	Historical
	Cypress	Historical	Pro Forma		Pro Forma
	Bioscience	Proprius	Adjustments		Combined
Assets
Current assets:
Cash, cash equivalents and short-term investments	$181,806,574	$221,814	$(38,950,000	) (a)	$143,078,388
Receivable from Forest Laboratories	142,750	—	—		142,750
Prepaid expenses and other current assets	651,144	45,614	(45,614	) (c)	651,144

Total current assets	182,600,468	267,428	(38,995,614)		143,872,282

Property and equipment, net	79,382	47,267	(27,267	) (c)	99,382
Goodwill	—	—	26,552,910	(b)	26,552,910
Other assets	20,000	9,306	(306	) (c)	29,000

Total assets	$182,699,850	$324,001	$(12,470,277)		$170,553,574

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$443,734	$222,913	$—		$666,647
Accrued compensation	307,164	—	—		307,164
Accrued liabilities	522,637	220,811	—		743,448
Convertible bridge notes	—	715,742	(715,742	) (d)	—
Current portion of capital lease	—	2,877	(2,877	) (d)	—
Current portion of deferred revenue	3,351,416	—	—		3,351,416

Total current liabilities	4,624,951	1,162,343	(718,619)		5,068,675

Deferred rent	5,673	—	—		5,673
Capital lease, net of current portion	—	11,558	(11,558	) (d)	—
Deferred revenue, net of current portion	10,054,248	—	—		10,054,248

Restricted common stock	—	20,625	(20,625	) (e)	—
Redeemable convertible preferred stock	—	6,046,395	(6,046,395	) (e)	—

Stockholders’ equity (deficit):
Common stock	37,424	274	(274	) (e)	37,424
Additional paid-in capital	317,891,137	116,457	(116,457	) (e)	317,891,137
Accumulated other comprehensive income	59,833	—	—		59,833
Accumulated deficit	(149,973,416)	(7,033,651)	(5,556,349	) (f)	(162,563,416)

Total stockholders’ equity (deficit)	168,014,978	(6,916,920)	(5,673,080)		155,424,978

Total liabilities and stockholders’ equity (deficit)	$182,699,850	$324,001	$(12,470,277)		$170,553,574

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

CYPRESS BIOSCIENCE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	Historical
	Cypress	Historical	Pro Forma		Pro Forma
	Bioscience	Proprius	Adjustments		Combined
Revenues under collaborative agreement	$13,940,603	$—	$—		$13,940,603

Costs and expenses:
Research and development	7,710,684	1,623,037	404,440	(g)	9,738,161
General and administrative	10,027,358	1,064,505	782,822	(h)	11,874,685

Total costs and expenses	17,738,042	2,687,542	1,187,262		21,612,846

Loss from operations	(3,797,439)	(2,687,542)	(1,187,262)		(7,672,243)

Interest income and other	7,285,023	2,768	(1,937,476)	(i)	5,350,315
Accretion to redemption value of redeemable convertible preferred stock	—	(517,662)	517,662	(j)	—

Net income (loss)	$3,487,584	$(3,202,436)	$(2,607,076)		$(2,321,928)

Net income (loss) per share :
Basic net income (loss) per share	$0.10				$(0.07)

Diluted net income (loss) per share	$0.10				$(0.07)

Weighted average shares — basic	35,205,783				35,205,783

Weighted average shares — diluted	36,616,091				35,205,783

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

CYPRESS BIOSCIENCE, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	Historical
	Cypress	Historical	Pro Forma		Pro Forma
	Bioscience	Proprius	Adjustments		Combined
Revenues under collaborative agreement	$14,215,700	$—	$—		$14,215,700

Costs and expenses:
Research and development	2,669,624	109,241	49,577	(k)	2,828,442
General and administrative	3,538,062	1,366,353	(948,569	) (l)(m)	3,955,846
In-process research and development	12,590,000	—	(12,590,000	) (n)	—

Total costs and expenses	18,797,686	1,475,594	(13,488,992)		6,784,288

Income (loss) from operations	(4,581,986)	(1,475,594)	13,488,992		7,431,412

Interest income and other	1,701,005	(11,701)	(250,119	) (o)	1,439,185
Accretion to redemption value of redeemable convertible preferred stock	—	(92,741)	92,741	(p)	—

Net income (loss)	$(2,880,981)	$(1,580,036)	$13,331,614		$8,870,597

Net income (loss) per share :
Basic net income (loss) per share	$(0.08)				$0.24

Diluted net income (loss) per share	$(0.08)				$0.23

Weighted average shares — basic	37,523,645				37,523,645

Weighted average shares — diluted	37,523,645				38,430,242

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements

CYPRESS BIOSCIENCE, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
STATEMENTS
1. Basis of Presentation
     The unaudited pro forma combined condensed financial statements of Cypress Bioscience, Inc. (“Cypress” or the “Company”) have been prepared by Cypress using the purchase method of accounting. The pro forma adjustments are preliminary and based on management’s estimates of the fair value of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments. The unaudited pro forma combined condensed balance sheet as of December 31, 2007 gives effect to the acquisition of Proprius, Inc. (“Proprius”) as if it was completed on that date, and was derived from the historical audited balance sheet of Proprius as of December 31, 2007 combined with Cypress’ historical audited balance sheet as of December 31, 2007.
     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 illustrates the effect of the acquisition of Proprius as if it had occurred on January 1, 2007, and was derived from the historical audited statement of operations for Proprius for the year ended December 31, 2007, combined with Cypress’ historical audited statement of operations for the year ended December 31, 2007.
     The unaudited pro forma combined condensed statement of operations for the three months ended March 31, 2008 illustrates the effect of the acquisition of Proprius as if it had occurred on January 1, 2008 and combines the historical unaudited statement of operations of Cypress for the three months ended March 31, 2008 and the historical unaudited statement of operations of Proprius through the date of acquisition.
     The amount allocated to in-process technology represents an estimate of the fair value of acquired, to-be-completed research projects, including those related to personalized medicine laboratory services and therapeutic candidates. The estimated value of approximately $12.6 million of the research projects was determined by estimating the costs to develop the acquired technology into a commercially viable product, estimating the future net cash flows from the project once commercially viable, and discounting the net cash flows to their present value. As of the acquisition date, these projects were not expected to have reached technological feasibility and will have no alternative future use. Accordingly, the amount allocated to in-process technology was charged to the statement of operations in Cypress’ first quarter of fiscal 2008.
2. Assumptions for Pro Forma Adjustments
     On March 4, 2008, Cypress completed the acquisition, under an agreement originally signed on February 23, 2008, for all the outstanding stock and equity securities of Proprius for approximately $37.5 million in cash, funded with existing cash resources, as well as up to an additional $37.5 million in potential milestone-related payments associated with the development of Proprius’ therapeutic candidates. The Proprius acquisition is accounted for using the purchase method of accounting whereby the total purchase price, including transaction costs, is allocated to tangible and intangible assets acquired and liabilities assumed based on their estimated fair values, with the remainder classified as goodwill.
     The pro forma adjustments are preliminary and based on management’s estimates of the fair value of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments. A final valuation of acquired tangible and intangible assets has not yet been completed, which may affect the final allocation of the purchase price to these assets. Consequently, the amounts reflected in the unaudited pro forma combined financial statements are subject to change, and the final amounts may differ substantially.
     Pro forma adjustments made by Cypress in connection with the preparation of the unaudited pro forma combined condensed balance sheet as of December 31, 2007 and the unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 and three months ended March 31, 2008 are as follows:
(a) Adjustments to cash, cash equivalents and short-term investments as of December 31, 2007 are as follows:

Purchase of Proprius business	$(37,500,000)
Estimated transaction costs	(1,450,000)

Net adjustment to cash, cash equivalents and short-term investments	$(38,950,000)

(b) Purchase price allocation:
The purchase price for the acquisition included cash of approximately $37.5 million paid to Proprius and estimated transaction costs of $1.5 million incurred by Cypress. The transaction costs incurred by Cypress primarily consist of fees for attorneys, financial advisors, accountants and other advisors directly related to the transaction. The estimates below are subject to change and the final amounts may differ.

Cash paid for Proprius business	$37,500,000
Estimated transaction costs	1,450,000

Total estimated purchase price	$38,950,000

The estimated purchase price has been preliminarily allocated as follows based on the assets and liabilities acquired as of December 31, 2007:

Estimated fair value of net tangible assets acquired and liabilities assumed:
Cash	$221,814
Other assets	29,000
Accounts payable	(222,913)
Accrued liabilities	(220,811)

		(192,910)
In-process research and development		12,590,000
Goodwill		26,552,910

Total estimated purchase price		$38,950,000

The allocation of the purchase price is preliminary and is subject to change pending completion of the valuation of the tangible and intangible assets acquired and subject to changes in the actual balances of assets and liabilities acquired as of the closing date.
(c) Fair value adjustment to Proprius’ prepaid expenses and other current assets, property and equipment and other assets as of December 31, 2007.
(d) Fair value adjustment to certain of Proprius’ liabilities as of December 31, 2007.

(e) Adjustment to eliminate Proprius’ common stock, restricted common stock, redeemable convertible preferred stock and additional paid-in capital as of December 31, 2007.
(f) Adjustments to accumulated deficit as of December 31, 2007 are as follows:

Elimination of Proprius’ historical accumulated deficit	$7,033,651
Write-off of in-process research and development	(12,590,000)

Net adjustment to accumulated deficit	$(5,556,349)

(g) Adjustments to research and development expenses for the year ended December 31, 2007 are as follows:

Eliminate stock compensation expense recorded by Proprius during 2007	$(31,560)
Record stock compensation expense on options granted to Proprius employees	436,000

Net adjustment to research and development expenses	$404,440

(h) Adjustments to general and administrative expenses for the year ended December 31, 2007 are as follows:

Eliminate stock compensation expense recorded by Proprius during 2007	$(69,178)
Record stock compensation expense on options granted to Proprius employees	852,000

Net adjustment to general and administrative expenses	$782,822

(i) Adjustment to interest income to reflect the net decrease in cash, cash equivalents and short-term investments for the year ended December 31, 2007.
(j) Adjustment to eliminate accretion on Proprius’ redeemable convertible preferred stock for the year ended December 31, 2007.
(k) Adjustments to research and development expenses for the three months ended March 31, 2008 are as follows:

Eliminate stock compensation expense recorded by Proprius during 2008	$(26,423)
Record stock compensation expense on options granted to Proprius employees	76,000

Net adjustment to research and development expenses	$49,577

(l) Adjustments to general and administrative expenses for the three months ended March 31, 2008 are as follows:

Eliminate stock compensation expense recorded by Proprius during 2008	$(71,095)
Record stock compensation expense on options granted to Proprius employees	148,000

Net adjustment to general and administrative expenses	$76,905

(m) Adjustment to eliminate $1,025,474 in transaction costs incurred by Proprius in connection with the acquisition as such costs will not have an ongoing impact on the combined operations of the companies.
(n) Research and development expense in Cypress’ historical statement of operations for the three months ended March 31, 2008 includes a $12.6 million charge that represents the portion of the purchase price allocated to acquired in-process research and development projects that, as of the closing date of the Proprius acquisition (March 4, 2008), had not reached technical feasibility and had no alternative future use. Because this expense is directly attributable to the Proprius acquisition and will not have a continuing impact, the charge is not reflected in the pro forma combined earnings.
(o) Adjustment to interest income to reflect the net decrease in cash, cash equivalents and short-term investments for the three months ended March 31, 2008.
(p) Adjustment to eliminate accretion on Proprius’ redeemable convertible preferred stock for the three months ended March 31, 2008.